UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014

NorthStar Healthcare Income, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55190 (Commission File Number)	27-3663988 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2014, the Board of Directors (the “Board”) of NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”) appointed Ronald J. Jeanneault as Chief Executive Officer and President of NorthStar Healthcare. Prior to this appointment, Mr. Jeanneault, 46, served as NorthStar Healthcare's Executive Vice President and Head of Asset Management since March 2012. Mr. Jeanneault has also served as Executive Vice President of NorthStar Asset Management Group Inc. (the "Sponsor") since July 2014 and as Executive Vice President and Head of Asset Management of the entity through which NorthStar Realty Finance Corp. operates its healthcare business since March 2012. Mr. Jeanneault began his career by operating a national rehabilitation center with New Medico Health System and gained firsthand knowledge working on-site at a facility. Prior to joining NorthStar Healthcare, from June 1999 until January 2012, Mr. Jeanneault held numerous executive leadership roles with Sunrise Senior Living, Inc. and most recently served as Senior Vice President and Co-Head of Operations. He also spent a number of years at a Johns Hopkins Medical Institution where he ran outpatient programs and developed community based programs for medically fragile children.  From July 1994 to June 1999, Mr. Jeanneault was the Director of Residential and Outpatient Programs for the Kennedy Krieger Institute at the Johns Hopkins Medical Institutions. Prior to 1994, Mr. Jeanneault spent four years with New Medico Health System, a private and for profit post-acute provider of brain injury rehabilitation services as the Vice President of Operations.  Mr. Jeanneault received his Bachelor of Arts degree from the University of Massachusetts.

Concurrently with Mr. Jeanneault’s appointment, James F. Flaherty III was elected to serve as Vice Chairman of the Board and no longer serves as NorthStar Healthcare’s Chief Executive Officer and President, effective on November 5, 2014. Mr. Flaherty will continue to provide investment and other services to NorthStar Healthcare as a member of the investment committees of NSAM J-NSHC Ltd, NorthStar Healthcare's advisor, and the Sponsor, in relation to healthcare investments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: November 12, 2014	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

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